Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Paul Fusaro Principal Executive Officer of Bitwise Funds Trust; (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 29, 2025	/s/ Paul Fusaro, President
Paul Fusaro, President
(principal executive officer)

I, James Gallo, Principal Financial Officer of Bitwise Funds Trust; (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 29, 2025	/s/ James Gallo, Treasurer
James Gallo, Treasurer
(principal financial officer)